Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. The Company revised the income statement reporting of card fees on lending products increasing Net card fees and reducing Interest and fees on loans. Corresponding amounts in prior periods have been reclassified to conform to the current period presentation. This change does not impact Total revenues net of interest expense in the income statement, or the Net interest yield on cardmember loans, a non-GAAP measure.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,257	$3,902	9%
Net card fees	610	601	1
Travel commissions and fees	451	454	(1)
Other commissions and fees	583	529	10
Other	580	475	22
Total non-interest revenues	6,481	5,961	9
Interest income
Interest and fees on loans	1,611	1,555	4
Interest and dividends on investment securities	66	88	(25)
Deposits with banks and other	30	20	50
Total interest income	1,707	1,663	3
Interest expense
Deposits	129	137	(6)
Short-term borrowings	5	-	#
Long-term debt and other	440	456	(4)
Total interest expense	574	593	(3)
Net interest income	1,133	1,070	6
Total revenues net of interest expense	7,614	7,031	8
Provisions for losses
Charge card	178	198	(10)
Cardmember loans	212	(120)	#
Other	22	19	16
Total provisions for losses	412	97	#
Total revenues net of interest expense after provisions for losses	7,202	6,934	4

Expenses
Marketing and promotion	631	709	(11)
Cardmember rewards	1,467	1,577	(7)
Cardmember services	221	164	35
Salaries and employee benefits	1,635	1,522	7
Professional services	691	663	4
Occupancy and equipment	438	394	11
Communications	96	95	1
Other, net	250	78	#
Total	5,429	5,202	4
Pretax income	1,773	1,732	2
Income tax provision	517	555	(7)
Net income	$1,256	$1,177	7
Net income attributable to common shareholders (A)	$1,242	$1,163	7

# - Denotes a variance of more than 100%.

(A) Represents net income less earnings allocated to participating share awards of $14 million for both three months ended March 31, 2012 and 2011.

(Preliminary)

American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	March 31, 2012	December 31, 2011

Assets
Cash	$27	$25
Accounts receivable	44	44
Investment securities	7	7
Loans	59	61
Other assets	15	16
Total assets	$152	$153

Liabilities and Shareholders' Equity
Customer deposits	$38	$38
Short-term borrowings	4	3
Long-term debt	57	60
Other liabilities	33	33
Total liabilities	132	134

Shareholders' Equity	20	19
Total liabilities and shareholders' equity	$152	$153

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$3,884	$3,577	9%
International Card Services	1,299	1,208	8
Global Commercial Services	1,157	1,121	3
Global Network & Merchant Services	1,248	1,137	10
	7,588	7,043	8
Corporate & Other	26	(12)	#

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,614	$7,031	8

Pretax income (loss)
U.S. Card Services	$1,180	$910	30
International Card Services	196	240	(18)
Global Commercial Services	244	265	(8)
Global Network & Merchant Services	539	476	13
	2,159	1,891	14
Corporate & Other	(386)	(159)	#

PRETAX INCOME	$1,773	$1,732	2

Net income (loss)
U.S. Card Services	$752	$555	35
International Card Services	197	189	4
Global Commercial Services	177	184	(4)
Global Network & Merchant Services	357	313	14
	1,483	1,241	20
Corporate & Other	(227)	(64)	#

NET INCOME	$1,256	$1,177	7

# - Denotes a variance of more than 100%.

(Preliminary)

American Express Company
Financial Summary (continued)

	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.07	$0.98	9%

Average common shares outstanding (millions)	1,160	1,192	(3)%

DILUTED
Net income attributable to common shareholders	$1.07	$0.97	10%

Average common shares outstanding (millions)	1,166	1,198	(3)%

Cash dividends declared per common share	$0.20	$0.18	11%

Selected Statistical Information

	Quarters Ended
	March 31,		Percentage
	2012	2011	Inc/(Dec)

Return on average equity (A)	27.1%	27.9%
Return on average common equity (A)	26.8%	27.6%
Return on average tangible common equity (A)	35.0%	35.6%
Common shares outstanding (millions)	1,166	1,202	(3)%
Book value per common share	$17.08	$14.54	17%
Shareholders' equity (billions)	$19.9	$17.5	14%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)
Card billed business (billions) (A):
United States	$139.6	$124.1	12%
Outside the United States	71.6	63.8	12
Total	$211.2	$187.9	12
Total cards-in-force (B):
United States	50.9	49.4	3%
Outside the United States	47.8	43.0	11
Total	98.7	92.4	7
Basic cards-in-force (B):
United States	39.6	38.3	3%
Outside the United States	38.2	34.4	11
Total	77.8	72.7	7

Average discount rate (C)	2.53%	2.55%
Average basic cardmember spending (dollars) (D)	$3,772	$3,438	10%
Average fee per card (dollars) (D)	$38	$39	(3)%
Average fee per card adjusted (dollars) (D)	$42	$42	-

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B)  Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary card-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $65 million and $54 million for the quarter ended March 31, 2012 and 2011, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$41.5	$37.7	10%
Loss reserves (millions):
Beginning balance	$438	$386	13%
Provisions for losses on authorized transactions (A)	149	160	(7)
Net write-offs	(182)	(132)	38
Other	19	7	#
Ending balance	$424	$421	1
% of receivables	1.0%	1.1%
Net write-off rate (principal only) - USCS (B)	2.3%	1.7%
Net write-off rate (principal and fees) - USCS (B)	2.5%	1.8%
30 days past due as a % of total – USCS	1.9%	1.8%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.11%	0.09%
90 days past billing as a % of total - ICS/GCS	0.7%	0.8%

Worldwide cardmember loans:
Total loans	$60.1	$57.8	4%
30 days past due loans as a % of total	1.4%	1.9%
Loss reserves (millions):
Beginning balance	$1,874	$3,646	(49	) %
Provisions for losses on authorized transactions	185	(139)	#
Net write-offs - principal	(349)	(535)	(35)
Net write-offs - interest and fees	(44)	(61)	(28)
Other	14	10	40
Ending balance	$1,680	$2,921	(42)
Ending Reserves - principal	$1,622	$2,839	(43)
Ending Reserves - interest and fees	$58	$82	(29)
% of loans	2.8%	5.1%
% of past due	201%	263%
Average loans	$60.7	$58.5	4%
Net write-off rate (principal only) (B)	2.3%	3.7%
Net write-off rate (principal, interest and fees) (B)	2.6%	4.1%
Net interest income divided by average loans (C) (D)	7.5%	7.4%
Net interest yield on cardmember loans (C)	9.2%	9.2%

# - Denotes a variance of more than 100%.

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(C)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(D)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Revenues
Non-interest revenues
Discount revenue	$4,257	$4,336	$4,218	$4,278	$3,902
Net card fees	610	612	622	613	601
Travel commissions and fees	451	514	480	523	454
Other commissions and fees	583	552	604	584	529
Other	580	618	534	537	475
Total non-interest revenues	6,481	6,632	6,458	6,535	5,961
Interest income
Interest and fees on loans	1,611	1,587	1,587	1,543	1,555
Interest and dividends on investment securities	66	72	68	99	88
Deposits with banks and other	30	26	33	18	20
Total interest income	1,707	1,685	1,688	1,660	1,663
Interest expense
Deposits	129	133	127	131	137
Short-term borrowings	5	5	5	1	-
Long-term debt and other	440	437	443	445	456
Total interest expense	574	575	575	577	593
Net interest income	1,133	1,110	1,113	1,083	1,070
Total revenues net of interest expense	7,614	7,742	7,571	7,618	7,031
Provisions for losses
Charge card	178	237	174	161	198
Cardmember loans	212	149	48	176	(120)
Other	22	23	27	20	19
Total provisions for losses	412	409	249	357	97
Total revenues net of interest expense after provisions for losses	7,202	7,333	7,322	7,261	6,934

Expenses
Marketing and promotion	631	735	757	795	709
Cardmember rewards	1,467	1,463	1,565	1,613	1,577
Cardmember services	221	190	189	173	164
Salaries and employee benefits	1,635	1,537	1,598	1,595	1,522
Professional services	691	853	690	745	663
Occupancy and equipment	438	467	433	391	394
Communications	96	98	93	92	95
Other, net	250	242	286	92	78
Total	5,429	5,585	5,611	5,496	5,202
Pretax income from continuing operations	1,773	1,748	1,711	1,765	1,732
Income tax provision	517	556	476	470	555
Income from continuing operations	1,256	1,192	1,235	1,295	1,177
Income from discontinued operations, net of tax	-	-	-	36	-
Net income	$1,256	$1,192	$1,235	$1,331	$1,177
Income from continuing operations attributable to common shareholders (A)	$1,242	$1,178	$1,220	$1,280	$1,163
Net income attributable to common shareholders (A)	$1,242	$1,178	$1,220	$1,316	$1,163

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards of $14 million for the quarter ended March 31, 2012, $14 million for the quarter ended December 31, 2011, $15 million for the quarter ended September 30, 2011, $15 million for the quarter ended June 30, 2011 and $14 million for the quarter ended March 31, 2011.

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Total revenues net of interest expense
U.S. Card Services	$3,884	$3,897	$3,838	$3,759	$3,577
International Card Services	1,299	1,333	1,347	1,351	1,208
Global Commercial Services	1,157	1,183	1,130	1,191	1,121
Global Network & Merchant Services	1,248	1,316	1,250	1,239	1,137
	7,588	7,729	7,565	7,540	7,043
Corporate & Other	26	13	6	78	(12)

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,614	$7,742	$7,571	$7,618	$7,031

Pretax income (loss) from continuing operations
U.S. Card Services	$1,180	$1,168	$1,151	$900	$910
International Card Services	196	137	189	196	240
Global Commercial Services	244	276	269	265	265
Global Network & Merchant Services	539	502	514	487	476
	2,159	2,083	2,123	1,848	1,891
Corporate & Other	(386)	(335)	(412)	(83)	(159)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,773	$1,748	$1,711	$1,765	$1,732

Net income (loss)
U.S. Card Services	$752	$727	$733	$665	$555
International Card Services	197	152	221	161	189
Global Commercial Services	177	180	197	177	184
Global Network & Merchant Services	357	324	332	324	313
	1,483	1,383	1,483	1,327	1,241
Corporate & Other	(227)	(191)	(248)	(32)	(64)
Income from continuing operations	1,256	1,192	1,235	1,295	1,177
Income from discontinued operations, net of tax	-	-	-	36	-

NET INCOME	$1,256	$1,192	$1,235	$1,331	$1,177

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.07	$1.02	$1.04	$1.08	$0.98
Income from discontinued operations	-	-	-	0.03	-
Net income attributable to common shareholders	$1.07	$1.02	$1.04	$1.11	$0.98

Average common shares outstanding (millions)	1,160	1,157	1,175	1,190	1,192

DILUTED
Income from continuing operations attributable to common shareholders	$1.07	$1.01	$1.03	$1.07	$0.97
Income from discontinued operations	-	-	-	0.03	-
Net income attributable to common shareholders	$1.07	$1.01	$1.03	$1.10	$0.97

Average common shares outstanding (millions)	1,166	1,163	1,181	1,197	1,198

Cash dividends declared per common share	$0.20	$0.18	$0.18	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Return on average equity (A)	27.1%	27.7%	27.8%	28.2%	27.9%
Return on average common equity (A)	26.8%	27.3%	27.5%	27.9%	27.6%
Return on average tangible common equity (A)	35.0%	35.8%	35.7%	36.1%	35.6%
Common shares outstanding (millions)	1,166	1,164	1,169	1,193	1,202
Book value per common share	$17.08	$16.15	$15.49	$15.26	$14.54
Shareholders' equity (billions)	$19.9	$18.8	$18.1	$18.2	$17.5

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Card billed business (billions) (A):
United States	$139.6	$145.5	$136.4	$136.8	$124.1
Outside the United States	71.6	73.5	71.3	70.8	63.8
Total	$211.2	$219.0	$207.7	$207.6	$187.9
Total cards-in-force (B):
United States	50.9	50.6	50.2	49.8	49.4
Outside the United States	47.8	46.8	45.6	44.2	43.0
Total	98.7	97.4	95.8	94.0	92.4
Basic cards-in-force (B):
United States	39.6	39.3	38.9	38.7	38.3
Outside the United States	38.2	37.4	36.4	35.3	34.4
Total	77.8	76.7	75.3	74.0	72.7

Average discount rate (C)	2.53%	2.51%	2.54%	2.54%	2.55%
Average basic cardmember spending (dollars) (D)	$3,772	$3,933	$3,739	$3,767	$3,438
Average fee per card (dollars) (D)	$38	$39	$40	$39	$39
Average fee per card adjusted (dollars) (D)	$42	$42	$43	$43	$42

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic card member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary card-in-force.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods were $65 million for the quarter ended March 31, 2012, $57 million for the quarter ended December 31, 2011, $52 million for the quarter ended September 30, 2011, $56 million for the quarter ended June 30, 2011 and $54 million for the quarter ended March 31, 2011.  The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Worldwide cardmember receivables:
Total receivables	$41.5	$40.9	$39.8	$40.1	$37.7
Loss reserves (millions):
Beginning balance	$438	$388	$415	$421	$386
Provisions for losses on authorized transactions (A)	149	199	125	119	160
Net write-offs	(182)	(154)	(146)	(128)	(132)
Other	19	5	(6)	3	7
Ending balance	$424	$438	$388	$415	$421
% of receivables	1.0%	1.1%	1.0%	1.0%	1.1%
Net write-off rate (principal only) - USCS (B)	2.3%	1.9%	1.8%	1.5%	1.7%
Net write-off rate (principal and fees) - USCS (B)	2.5%	2.0%	1.9%	1.7%	1.8%
30 days past due as a % of total - USCS	1.9%	1.9%	2.0%	1.7%	1.8%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.11%	0.10%	0.10%	0.09%	0.09%
90 days past billing as a % of total - ICS/GCS	0.7%	0.9%	0.8%	0.8%	0.8%

Worldwide cardmember loans:
Total loans	$60.1	$62.6	$58.2	$58.7	$57.8
30 days past due loans as a % of total	1.4%	1.5%	1.5%	1.6%	1.9%
Loss reserves (millions):
Beginning balance	$1,874	$2,139	$2,560	$2,921	$3,646
Provisions for losses on authorized transactions	185	122	16	146	(139)
Net write-offs - principal	(349)	(345)	(383)	(457)	(535)
Net write-offs - interest and fees	(44)	(42)	(44)	(54)	(61)
Other	14	-	(10)	4	10
Ending balance	$1,680	$1,874	$2,139	$2,560	$2,921
Ending reserves - principal	$1,622	$1,818	$2,080	$2,488	$2,839
Ending reserves - interest and fees	$58	$56	$59	$72	$82
% of loans	2.8%	3.0%	3.7%	4.4%	5.1%
% of past due	201%	206%	238%	273%	263%
Average loans	$60.7	$59.9	$58.9	$58.5	$58.5
Net write-off rate (principal only) (B)	2.3%	2.3%	2.6%	3.1%	3.7%
Net write-off rate (principal, interest and fees) (B)	2.6%	2.6%	2.9%	3.5%	4.1%
Net interest income divided by average loans (C) (D)	7.5%	7.4%	7.5%	7.4%	7.4%
Net interest yield on cardmember loans (C)	9.2%	8.9%	9.1%	9.0%	9.2%

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(C)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(D)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,754	$2,522	9%
Interest income	1,314	1,258	4
Interest expense	184	203	(9)
Net interest income	1,130	1,055	7
Total revenues net of interest expense	3,884	3,577	9
Provisions for losses	301	47	#
Total revenues net of interest expense after provisions for losses	3,583	3,530	2
Expenses
Marketing, promotion, rewards and cardmember services	1,472	1,718	(14)
Salaries and employee benefits and other operating expenses	931	902	3
Total	2,403	2,620	(8)
Pretax segment income	1,180	910	30
Income tax provision	428	355	21
Segment income	$752	$555	35

# - Denotes a variance of more than 100%.

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)

Card billed business	$107.7	$96.1	12%
Total cards-in-force (millions)	41.2	40.1	3%
Basic cards-in-force (millions)	30.6	29.8	3%
Average basic cardmember spending (dollars)	$3,529	$3,231	9%

U.S. Consumer Travel:
Travel sales (millions)	$1,023	$849	20%
Travel commissions and fees/sales	7.4%	7.9%

Total segment assets	$90.7	$81.2	12%
Segment capital (millions) (A)	$9,350	$8,000	17%
Return on average segment capital (B)	33.8%	35.1%
Return on average tangible segment capital (B)	35.5%	37.6%

Cardmember receivables:
Total receivables	$19.3	$17.6	10%
30 days past due as a % of total	1.9%	1.8%
Average receivables	$19.6	$17.9	9%
Net write-off rate (principal only) (C)	2.3%	1.7%
Net write-off rate (principal and fees) (C)	2.5%	1.8%

Cardmember loans:
Total loans	$51.4	$49.2	4%
30 days past due loans as a % of total	1.3%	1.8%
Average loans	$51.9	$49.6	5%
Net write-off rate (principal only) (C)	2.3%	3.7%
Net write-off rate (principal, interest and fees) (C)	2.6%	4.1%
Net interest income divided by average loans (D) (E)	8.8%	8.6%
Net interest yield on cardmember loans (D)	9.1%	9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Revenues
Discount revenue, net card fees and other	$2,754	$2,796	$2,752	$2,734	$2,522
Interest income	1,314	1,304	1,287	1,225	1,258
Interest expense	184	203	201	200	203
Net interest income	1,130	1,101	1,086	1,025	1,055
Total revenues net of interest expense	3,884	3,897	3,838	3,759	3,577
Provisions for losses	301	269	143	228	47
Total revenues net of interest expense after provisions for losses	3,583	3,628	3,695	3,531	3,530
Expenses
Marketing, promotion, rewards and cardmember services	1,472	1,540	1,646	1,689	1,718
Salaries and employee benefits and other operating expenses	931	920	898	942	902
Total	2,403	2,460	2,544	2,631	2,620
Pretax segment income	1,180	1,168	1,151	900	910
Income tax provision	428	441	418	235	355
Segment income	$752	$727	$733	$665	$555

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Card billed business	$107.7	$114.6	$106.8	$106.8	$96.1
Total cards-in-force (millions)	41.2	40.9	40.7	40.4	40.1
Basic cards-in-force (millions)	30.6	30.4	30.2	30.1	29.8
Average basic cardmember spending (dollars)	$3,529	$3,779	$3,542	$3,567	$3,231

U.S. Consumer Travel:
Travel sales	$1.0	$0.8	$0.9	$1.0	$0.8
Travel commissions and fees/sales	7.4%	8.3%	8.5%	8.4%	7.9%

Total segment assets	$90.7	$97.8	$87.9	$85.8	$81.2
Segment capital (A)	$9.3	$8.8	$8.2	$8.2	$8.0
Return on average segment capital (B)	33.8%	33.0%	34.2%	34.4%	35.1%
Return on average tangible segment capital (B)	35.5%	34.8%	36.2%	36.6%	37.6%

Cardmember receivables:
Total receivables	$19.3	$20.6	$19.0	$19.2	$17.6
30 days past due as a % of total	1.9%	1.9%	2.0%	1.7%	1.8%
Average receivables	$19.6	$19.7	$19.1	$18.4	$17.9
Net write-off rate (principal only) (C)	2.3%	1.9%	1.8%	1.5%	1.7%
Net write-off rate (principal and fees) (C)	2.5%	2.0%	1.9%	1.7%	1.8%

Cardmember loans:
Total loans	$51.4	$53.7	$49.9	$49.9	$49.2
30 days past due loans as a % of total	1.3%	1.4%	1.5%	1.5%	1.8%
Average loans	$51.9	$51.4	$50.2	$49.7	$49.6
Net write-off rate (principal only) (C)	2.3%	2.3%	2.6%	3.2%	3.7%
Net write-off rate (principal, interest and fees) (C)	2.6%	2.5%	2.9%	3.5%	4.1%
Net interest income divided by average loans (D) (E)	8.8%	8.5%	8.6%	8.3%	8.6%
Net interest yield on cardmember loans (D)	9.1%	8.9%	9.0%	8.7%	9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,106	$1,017	9%
Interest income	293	297	(1)
Interest expense	100	106	(6)
Net interest income	193	191	1
Total revenues net of interest expense	1,299	1,208	8
Provisions for losses	54	5	#
Total revenues net of interest expense after provisions for losses	1,245	1,203	3
Expenses
Marketing, promotion, rewards and cardmember services	461	407	13
Salaries and employee benefits and other operating expenses	588	556	6
Total	1,049	963	9
Pretax segment income	196	240	(18)
Income tax (benefit)/provision	(1)	51	#
Segment income	$197	$189	4

# - Denotes a variance of more than 100%.

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)

Card billed business	$30.7	$28.4	8%
Total cards-in-force (millions)	15.4	15.0	3%
Basic cards-in-force (millions)	10.5	10.4	1%
Average basic cardmember spending (dollars)	$2,927	$2,735	7%

International Consumer Travel:
Travel sales (millions)	$345	$315	10%
Travel commissions and fees/sales	7.2%	7.6%

Total segment assets	$30.9	$26.7	16%
Segment capital (millions) (A)	$3,023	$2,978	2%
Return on average segment capital (B)	24.7%	25.8%
Return on average tangible segment capital (B)	50.0%	39.4%

Cardmember receivables:
Total receivables	$6.7	$6.5	3%
90 days past billing as a % of total	1.0%	1.0%
Net loss ratio (as a % of charge volume)	0.15%	0.15%

Cardmember loans:
Total loans	$8.6	$8.5	1%
30 days past due loans as a % of total	1.8%	2.4%
Average loans	$8.8	$8.8	-
Net write-off rate (principal only) (C)	2.1%	3.2%
Net write-off rate (principal, interest and fees) (C)	2.7%	3.9%
Net interest income divided by average loans (D) (E)	8.8%	8.8%
Net interest yield on cardmember loans (D)	9.8%	10.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Revenues
Discount revenue, net card fees and other	$1,106	$1,155	$1,156	$1,142	$1,017
Interest income	293	282	299	317	297
Interest expense	100	104	108	108	106
Net interest income	193	178	191	209	191
Total revenues net of interest expense	1,299	1,333	1,347	1,351	1,208
Provisions for losses	54	84	101	78	5
Total revenues net of interest expense after provisions for losses	1,245	1,249	1,246	1,273	1,203
Expenses
Marketing, promotion, rewards and cardmember services	461	497	460	493	407
Salaries and employee benefits and other operating expenses	588	615	597	584	556
Total	1,049	1,112	1,057	1,077	963
Pretax segment income	196	137	189	196	240
Income tax (benefit)/provision	(1)	(15)	(32)	35	51
Segment income	$197	$152	$221	$161	$189

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Card billed business	$30.7	$32.8	$31.6	$31.5	$28.4
Total cards-in-force (millions)	15.4	15.3	15.2	15.1	15.0
Basic cards-in-force (millions)	10.5	10.5	10.4	10.4	10.4
Average basic cardmember spending (dollars)	$2,927	$3,137	$3,032	$3,032	$2,735

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	7.2%	8.4%	7.5%	7.6%	7.6%

Total segment assets	$30.9	$29.1	$27.8	$28.2	$26.7
Segment capital (A)	$3.0	$2.8	$2.9	$3.0	$3.0
Return on average segment capital (B)	24.7%	25.8%	25.3%	24.1%	25.8%
Return on average tangible segment capital (B)	50.0%	49.8%	45.5%	40.1%	39.4%

Cardmember receivables:
Total receivables	$6.7	$7.2	$6.7	$6.9	$6.5
90 days past billing as a % of total	1.0%	0.9%	0.9%	1.0%	1.0%
Net loss ratio (as a % of charge volume)	0.15%	0.15%	0.16%	0.15%	0.15%

Cardmember loans:
Total loans	$8.6	$8.9	$8.3	$8.8	$8.5
30 days past due loans as a % of total	1.8%	1.7%	1.9%	2.1%	2.4%
Average loans	$8.8	$8.5	$8.7	$8.8	$8.8
Net write-off rate (principal only) (C)	2.1%	2.2%	2.5%	2.9%	3.2%
Net write-off rate (principal, interest and fees) (C)	2.7%	2.8%	3.1%	3.6%	3.9%
Net interest income divided by average loans (D) (E)	8.8%	8.3%	8.7%	9.5%	8.8%
Net interest yield on cardmember loans (D)	9.8%	9.2%	9.9%	10.7%	10.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,216	$1,177	3%
Interest income	3	2	50
Interest expense	62	58	7
Net interest expense	(59)	(56)	5
Total revenues net of interest expense	1,157	1,121	3
Provisions for losses	35	23	52
Total revenues net of interest expense after provisions for losses	1,122	1,098	2
Expenses
Marketing, promotion, rewards and cardmember services	154	125	23
Salaries and employee benefits and other operating expenses	724	708	2
Total	878	833	5
Pretax segment income	244	265	(8)
Income tax provision	67	81	(17)
Segment income	$177	$184	(4)

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)

Card billed business	$41.4	$36.6	13%
Total cards-in-force (millions)	7.0	7.1	(1)%
Basic cards-in-force (millions)	7.0	7.1	(1)%
Average basic cardmember spending (dollars)	$5,920	$5,175	14%

Global Corporate Travel:
Travel sales	$4.8	$4.9	(2)%
Travel commissions and fees/sales	7.2%	7.4%

Total segment assets	$21.9	$20.5	7%
Segment capital (millions) (A)	$3,800	$3,556	7%
Return on average segment capital (B)	20.0%	15.5%
Return on average tangible segment capital (B)	40.6%	33.5%

Cardmember receivables:
Total receivables	$15.3	$13.3	15%
90 days past billing as a % of total	0.6%	0.7%
Net loss ratio (as a % of charge volume)	0.08%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Revenues
Discount revenue, net card fees and other	$1,216	$1,249	$1,195	$1,259	$1,177
Interest income	3	2	3	2	2
Interest expense	62	68	68	70	58
Net interest expense	(59)	(66)	(65)	(68)	(56)
Total revenues net of interest expense	1,157	1,183	1,130	1,191	1,121
Provisions for losses	35	35	(17)	35	23
Total revenues net of interest expense after provisions for losses	1,122	1,148	1,147	1,156	1,098
Expenses
Marketing, promotion, rewards and cardmember services	154	127	157	138	125
Salaries and employee benefits and other operating expenses	724	745	721	753	708
Total	878	872	878	891	833
Pretax segment income	244	276	269	265	265
Income tax provision	67	96	72	88	81
Segment income	$177	$180	$197	$177	$184

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Card billed business	$41.4	$39.6	$38.7	$39.3	$36.6
Total cards-in-force (millions)	7.0	7.0	7.0	7.1	7.1
Basic cards-in-force (millions)	7.0	7.0	7.0	7.1	7.1
Average basic cardmember spending (dollars)	$5,920	$5,661	$5,520	$5,533	$5,175

Global Corporate Travel:
Travel sales	$4.8	$4.7	$4.8	$5.3	$4.9
Travel commissions and fees/sales	7.2%	8.8%	7.8%	7.8%	7.4%

Total segment assets	$21.9	$18.8	$20.3	$20.3	$20.5
Segment capital (A)	$3.8	$3.6	$3.5	$3.8	$3.6
Return on average segment capital (B)	20.0%	20.4%	18.2%	16.9%	15.5%
Return on average tangible segment capital (B)	40.6%	42.1%	37.7%	35.4%	33.5%

Cardmember receivables:
Total receivables	$15.3	$12.8	$13.9	$13.8	$13.3
90 days past billing as a % of total	0.6%	0.8%	0.7%	0.7%	0.7%
Net loss ratio (as a % of charge volume)	0.08%	0.06%	0.06%	0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended March 31,		Percentage
	2012	2011	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,186	$1,088	9%
Interest income	4	1	#
Interest expense	(58)	(48)	21
Net interest income	62	49	27
Total revenues net of interest expense	1,248	1,137	10
Provisions for losses	18	21	(14)
Total revenues net of interest expense after provisions for losses	1,230	1,116	10
Expenses
Marketing, promotion, rewards and cardmember services	172	166	4
Salaries and employee benefits and other operating expenses	519	474	9
Total	691	640	8
Pretax segment income	539	476	13
Income tax provision	182	163	12
Segment income	$357	$313	14

# - Denotes a variance of more than 100%.

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	March 31,		Percentage
	2012	2011	Inc/(Dec)

Global Card billed business (A)	$211.2	$187.9	12%

Global Network & Merchant Services:
Total segment assets	$20.1	$14.2	42%
Segment capital (millions) (B)	$2,141	$1,855	15%
Return on average segment capital (C)	67.1%	62.1%
Return on average tangible segment capital (C)	74.9%	66.1%

Global Network Services:
Card billed business	$30.4	$26.0	17%
Total cards-in-force (millions)	35.1	30.2	16%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Revenues
Discount revenue, fees and other	$1,186	$1,254	$1,188	$1,183	$1,088
Interest income	4	1	2	1	1
Interest expense	(58)	(61)	(60)	(55)	(48)
Net interest income	62	62	62	56	49
Total revenues net of interest expense	1,248	1,316	1,250	1,239	1,137
Provisions for losses	18	20	21	13	21
Total revenues net of interest expense after provisions for losses	1,230	1,296	1,229	1,226	1,116
Expenses
Marketing, promotion, rewards and cardmember services	172	180	196	213	166
Salaries and employee benefits and other operating expenses	519	614	519	526	474
Total	691	794	715	739	640
Pretax segment income	539	502	514	487	476
Income tax provision	182	178	182	163	163
Segment income	$357	$324	$332	$324	$313

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Global Card billed business (A)	$211.2	$219.0	$207.7	$207.6	$187.9

Global Network & Merchant Services:
Total segment assets	$20.1	$17.8	$16.0	$16.7	$14.2
Segment capital (B)	$2.1	$2.0	$2.0	$2.0	$1.9
Return on average segment capital (C)	67.1%	66.3%	64.4%	61.5%	62.1%
Return on average tangible segment capital (C)	74.9%	74.3%	70.8%	66.5%	66.1%

Global Network Services:
Card billed business	$30.4	$31.4	$30.1	$29.3	$26.0
Total cards-in-force (millions)	35.1	34.2	32.9	31.4	30.2

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)
	For the Twelve Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

ROE

Net income	$5,014	$4,935	$4,805	$4,663	$4,349
Average shareholders' equity	$18,525	$17,842	$17,277	$16,508	$15,564
Return on average equity (A)	27.1%	27.7%	27.8%	28.2%	27.9%

Reconciliation of ROCE and ROTCE

Net income	$5,014	$4,935	$4,805	$4,663	$4,349
Earnings allocated to participating share awards and other	58	58	56	55	52
Net income attributable to common shareholders	$4,956	$4,877	$4,749	$4,608	$4,297

Average shareholders' equity	$18,525	$17,842	$17,277	$16,508	$15,564
Average common shareholders' equity	$18,525	$17,842	$17,277	$16,508	$15,564
Average goodwill and other intangibles	4,380	4,215	3,992	3,744	3,487
Average tangible common shareholders' equity	$14,145	$13,627	$13,285	$12,764	$12,077
Return on average common equity (A)	26.8%	27.3%	27.5%	27.9%	27.6%
Return on average tangible common equity (B)	35.0%	35.8%	35.7%	36.1%	35.6%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)
	For the Twelve Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

U.S. Card Services
Segment income	$2,877	$2,680	$2,653	$2,515	$2,366
Average segment capital	$8,508	$8,121	$7,762	$7,315	$6,746
Average goodwill and other intangibles	414	425	436	446	457
Average tangible segment capital	$8,094	$7,696	$7,326	$6,869	$6,289
Return on average segment capital (A)	33.8%	33.0%	34.2%	34.4%	35.1%
Return on average tangible segment capital (A)	35.5%	34.8%	36.2%	36.6%	37.6%

International Card Services
Segment income	$731	$723	$670	$593	$587
Average segment capital	$2,962	$2,797	$2,644	$2,464	$2,279
Average goodwill and other intangibles	1,500	1,346	1,170	987	788
Average tangible segment capital	$1,462	$1,451	$1,474	$1,477	$1,491
Return on average segment capital (A)	24.7%	25.8%	25.3%	24.1%	25.8%
Return on average tangible segment capital (A)	50.0%	49.8%	45.5%	40.1%	39.4%

Global Commercial Services
Segment income	$731	$738	$661	$614	$549
Average segment capital	$3,649	$3,619	$3,632	$3,628	$3,548
Average goodwill and other intangibles	1,847	1,867	1,881	1,895	1,908
Average tangible segment capital	$1,802	$1,752	$1,751	$1,733	$1,640
Return on average segment capital (A)	20.0%	20.4%	18.2%	16.9%	15.5%
Return on average tangible segment capital (A)	40.6%	42.1%	37.7%	35.4%	33.5%

Global Network & Merchant Services
Segment income	$1,337	$1,293	$1,228	$1,148	$1,085
Average segment capital	$1,993	$1,949	$1,908	$1,866	$1,746
Average goodwill and other intangibles	209	209	174	140	105
Average tangible segment capital	$1,784	$1,740	$1,734	$1,726	$1,641
Return on average segment capital (A)	67.1%	66.3%	64.4%	61.5%	62.1%
Return on average tangible segment capital (A)	74.9%	74.3%	70.8%	66.5%	66.1%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Net Interest Yield on Cardmember Loans
Appendix III

(Millions)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011

Net interest income	$1,133	$1,110	$1,113	$1,083	$1,070
Average loans (billions)	$60.7	$59.9	$58.9	$58.5	$58.5
Adjusted net interest income (A)	$1,388	$1,350	$1,356	$1,313	$1,326
Adjusted average loans (billions) (B)	$60.5	$59.9	$58.8	$58.2	$58.3
Net interest income divided by average loans (C)	7.5%	7.4%	7.5%	7.4%	7.4%
Net interest yield on cardmember loans (D)	9.2%	8.9%	9.1%	9.0%	9.2%

(A)  Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of balance transfer fees attributable to the Company's cardmember loans.

(B)  Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(Preliminary)
U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV

(Millions)
	Quarters Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
USCS:
Net interest income	$1,130	$1,101	$1,086	$1,025	$1,055
Average loans (billions)	$51.9	$51.4	$50.2	$49.7	$49.6
Adjusted net interest income (A)	$1,179	$1,156	$1,142	$1,080	$1,112
Adjusted average loans (billions) (B)	$51.9	$51.5	$50.2	$49.5	$49.6
Net interest income divided by average loans (C)	8.8%	8.5%	8.6%	8.3%	8.6%
Net interest yield on cardmember loans (D)	9.1%	8.9%	9.0%	8.7%	9.1%

ICS:
Net interest income	$193	$178	$191	$209	$191
Average loans (billions)	$8.8	$8.5	$8.7	$8.8	$8.8
Adjusted net interest income (A)	$209	$194	$214	$233	$214
Adjusted average loans (billions) (B)	$8.6	$8.4	$8.6	$8.7	$8.7
Net interest income divided by average loans (C)	8.8%	8.3%	8.7%	9.5%	8.8%
Net interest yield on cardmember loans (D)	9.8%	9.2%	9.9%	10.7%	10.0%

(A) Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of balance transfer fees attributable to the Company's cardmember loans.

(B)  Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.